UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 15, 2008

U.S. Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-466-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director not Standing for Re-Election

On January 15, 2008, Warren R. Staley informed U.S. Bancorp (the "Company") of his intention not to stand for re-election to the Company’s Board of Directors when his current term expires at the Company’s 2008 Annual Meeting of Shareholders.

Form of Restricted Stock Unit Award Agreement; Executive Restricted Stock Unit Awards

On January 14, 2008, the Compensation Committee of the Company’s Board of Directors approved the form of 2008 U.S. Bancorp Executive Officer Restricted Stock Unit Award Agreement for awards granted to executive officers under the U.S. Bancorp 2007 Stock Incentive Plan. The form of agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

On January 16, 2008, the Company made grants of 9,504 restricted stock units to William L. Chenevich, Vice Chairman, Technology and Operations Services, and of 7,249 restricted stock units to Lee R. Mitau, Executive Vice President and General Counsel, under the form of 2008 U.S. Bancorp Executive Officer Restricted Stock Unit Award Agreement attached hereto as Exhibit 10.1. All of the restricted stock units subject to these awards will vest on the third anniversary of the grant date.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2008, the Board of Directors approved Amended and Restated Bylaws that effected certain amendments to the Company’s Restated Bylaws. The amendments consisted of amendments to:

• Article II, Section 4, to clarify that the vote standard for directors in uncontested elections is that the number of votes cast for a director’s election must exceed the votes cast against that director’s election;

• Article II, Section 4, to change the vote standard for the election of directors to be a plurality of the votes cast at any meeting of shareholders for which (i) the Secretary of the Company receives a notice that a shareholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for shareholder nominees for director set forth in the Amended and Restated Bylaws and (ii) the nomination is not withdrawn on or prior to fourteenth day before the date the Company first mails its notice of meeting for that meeting to the shareholders; and

• Article II, Section 7, to provide that any director nominee proposed by a shareholder must deliver a statement that, if elected, that person intends to tender an irrevocable resignation effective upon that person’s failure to receive the required vote for re-election at the next meeting at which that person would face re-election and upon acceptance of the resignation by the Board of Directors, in accordance with the Company’s Corporate Governance Guidelines.

This description of the amendments to the Restated Bylaws is qualified in its entirety by the Company’s new Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit 3.2 Amended and Restated Bylaws
Exhibit 10.1 Form of 2008 U.S. Bancorp Executive Officer Restricted Stock Unit Award Agreement under U.S. Bancorp 2007 Stock Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Bancorp

January 17, 2008	By:	Lee R. Mitau

Name: Lee R. Mitau
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws
10.1	Form of 2008 U.S. Bancorp Executive Officer Restricted Stock Unit Award Agreement under U.S. Bancorp 2007 Stock Incentive Plan